Condensed Statements of Cash Flows - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017	Dec. 31, 2017	Dec. 31, 2016
Operating activities:
Net loss	$ (794)	$ (3,958)	$ (13,812)	$ (13,654)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	2	3	9	19
Stock-based compensation	184	240	835	804
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(149)	233	2,001	(1,918)
Accounts payable and accrued expenses	(125)	(221)	35	(489)
Net cash used in operating activities	(882)	(3,703)	(10,932)	(15,238)
Investing activities:
Purchase of short-term investments				(21,014)
Sale of short-term investments		6,209	8,512	12,502
Net cash provided by/(used in) investing activities		6,209	8,512	(8,512)
Increase (decrease) in cash and cash equivalents	(882)	2,506	(2,420)	(23,750)
Cash and cash equivalents at beginning of period	1,115	3,535	3,535	27,285
Cash and cash equivalents at end of period	$ 233	$ 6,041	$ 1,115	$ 3,535